                                                                 EXHIBIT 10.5(c)

                                                         [EXECUTION COUNTERPART]



                                 AMENDMENT NO. 2 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

  AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 24, 1998, between between MEDIACOM CALIFORNIA LLC, a Delaware limited liability company ("Mediacom California"); MEDIACOM DELAWARE LLC, a Delaware
                    -------------------
limited liability company ("Mediacom Delaware"); MEDIACOM ARIZONA LLC, a
                            -----------------
Delaware limited liability company ("Mediacom Arizona" and, together with
                                     ----------------
Mediacom California and Mediacom Delaware, the "Borrowers"); each of the lenders
                                                ---------
that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto (each, individually, a "Lender" and, collectively, the
                                               ------
"Lenders"); THE CHASE MANHATTAN BANK, as administrative agent for the Lenders
--------
(in such capacity, the "Administrative Agent"); and FIRST UNION NATIONAL BANK,
                        --------------------
as documentation agent (in such capacity, the "Documentation Agent").
                                               -------------------

  The Borrowers, the Lenders, the Administrative Agent and the Documentation Agent are party to a Second Amended and Restated Credit Agreement dated as of June 24, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions
             ----------------
thereof, for loans in an aggregate principal amount up to but not exceeding $100,000,000. The Borrowers, the Lenders, the Administrative Agent and the Documentation Agent wish to increase the Revolving Credit Commitments thereunder from $40,000,000 to $70,000,000, redesignate a portion of the outstanding Term A Loans and all of the outstanding Term B Loans as Revolving Credit Loans and amend the Credit Agreement in certain other respects, and accordingly, the parties hereto hereby agree as follows:

  Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2,
              -----------
terms defined in the Credit Agreement are used herein as defined therein.

  Section 2.  Amendments.  Subject to the satisfaction of the conditions
              ----------
precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder",
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                                      -2-


"hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

  2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

        "Amendment No. 2" shall mean Amendment No. 2 hereto dated as of
         ---------------
     March 24, 1998 between the Borrowers, the Lenders, the Administrative Agent and the Documentation Agent.

        "Amendment No. 2 Effective Date" shall mean the date upon which the
         ------------------------------
     amendments provided for in Section 2 of Amendment No. 2 hereto shall become effective.

        "Revolving Credit Commitment" shall mean, as to each Revolving Credit
         ---------------------------
     Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1 to Amendment No. 2 or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.03 or 2.09 hereof, or increased or reduced in connection with any assignment pursuant to Section 11.06(b) hereof). The original aggregate principal amount of the Revolving Credit Commitments (after giving effect to Amendment No. 2) is $70,000,000.

  2.03. Section 2.01 of the Credit Agreement is hereby amended by inserting a new paragraph (e) at the end thereof to read as follows:

  "(e)  Amendment No. 2 Effective Date.  On the Amendment No. 2 Effective Date,
        ------------------------------
a portion of the outstanding Term A Loans and all of the Term B Loans shall be redesignated as Revolving Credit Loans hereunder such that, after giving effect to such redesignation, the aggregate principal amount of Term A Loans outstanding under the Credit Agreement shall be equal to $29,950,000 and no Term B Loans shall remain outstanding.

Thereafter, all references in this agreement to "Term B Loans", "Term B Lenders" and the like shall be deemed to be inoperative.

  2.04. The schedule set forth in Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

        (A)                        (B)                   (C)
  Revolving Credit           Revolving Credit      Revolving Credit
Commitment Reduction        Commitments Reduced   Commitments Reduced
 Date Falling on or          by the Following      to the Following
    Nearest to:                  Amounts:              Amounts:
--------------------        --------------------  -------------------

  September 30, 1998             $  150,000           $69,850,000
  December 31, 1998              $  150,000           $69,700,000

  March 31, 1999                 $1,100,000           $68,600,000
  June 30, 1999                  $1,100,000           $67,500,000
  September 30, 1999             $1,100,000           $66,400,000
  December 31, 1999              $1,100,000           $65,300,000

  March 31, 2000                 $1,700,000           $63,600,000
  June 30, 2000                  $1,700,000           $61,900,000
  September 30, 2000             $1,700,000           $60,200,000
  December 31, 2000              $1,700,000           $58,500,000

  March 31, 2001                 $2,050,000           $56,450,000
  June 30, 2001                  $2,050,000           $54,400,000
  September 30, 2001             $2,050,000           $52,350,000
  December 31, 2001              $2,050,000           $50,300,000

  March 31, 2002                 $2,400,000           $47,900,000
  June 30, 2002                  $2,400,000           $45,500,000
  September 30, 2002             $2,400,000           $43,100,000
  December 31, 2002              $2,400,000           $40,700,000

  March 31, 2003                 $2,700,000           $38,000,000
  June 30, 2003                  $2,700,000           $35,300,000
  September 30, 2003             $2,700,000           $32,600,000
  December 31, 2003              $2,700,000           $29,900,000

  March 31, 2004                 $3,200,000           $26,700,000
  June 30, 2004                  $3,200,000           $23,500,000
  September 30, 2004             $3,200,000           $20,300,000
  December 31, 2004              $3,200,000           $17,100,000

  March 31, 2005                 $5,650,000           $11,450,000
  June 30, 2005                  $5,650,000           $ 5,800,000
  September 30, 2005             $5,800,000           $         0

  2.05. The schedule set forth in Section 3.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

  Principal Payment Date              Amount of Installment ($)
  ----------------------              -------------------------

     September 30, 1998                     $  125,000
     December 31, 1998                      $  125,000

     March 31, 1999                         $  500,000
     June 30, 1999                          $  500,000
     September 30, 1999                     $  500,000
     December 31, 1999                      $  500,000

     March 31, 2000                         $  575,000
     June 30, 2000                          $  575,000
     September 30, 2000                     $  575,000
     December 31, 2000                      $  575,000

     March 31, 2001                         $  900,000
     June 30, 2001                          $  900,000
     September 30, 2001                     $  900,000
     December 31, 2001                      $  900,000

     March 31, 2002                         $1,000,000
     June 30, 2002                          $1,000,000
     September 30, 2002                     $1,000,000
     December 31, 2002                      $1,000,000

     March 31, 2003                         $1,150,000
     June 30, 2003                          $1,150,000
     September 30, 2003                     $1,150,000
     December 31, 2003                      $1,150,000

     March 31, 2004                         $1,325,000
     June 30, 2004                          $1,325,000
     September 30, 2004                     $1,325,000
     December 31, 2004                      $1,325,000

     March 31, 2005                         $2,200,000
     June 30, 2005                          $2,200,000
     September 30, 2005                     $3,500,000

  Section 2.06. Section 8.18(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

        "(d)  Certain Restrictions.  The Borrowers will not, and will not
              --------------------
     permit any of their respective Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Borrower or any such Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets securing the obligations of the Borrowers or any such Subsidiary under any of the Loan Documents, or in respect of any Interest Rate Protection Agreement, or (b) the ability of any such Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrowers or any such Subsidiary or to Guarantee Indebtedness of the Borrowers or any such Subsidiary under any of the Loan Documents; provided
                                                                       --------
     that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any of the Loan Documents, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement or any other Loan Document if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof."

  Section 3.  Representations and Warranties.  Each Borrower represents and
              ------------------------------
warrants to the Lenders that the
representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date as if made on and as of the date hereof and
(a) as if each reference in said Section 7 to "this Agreement" and "the Notes" included reference to this Amendment No. 2 and to the New Notes and (b) as if each reference in said Section 7 to "the date hereof" or "the Closing Date" were a reference to the "Amendment No. 2 Effective Date".

  Section 4.  Conditions Precedent.  The effectiveness of the amendments set
              --------------------
forth in Section 2 above is subject to: (i) the condition that this Amendment No. 2 shall have been executed and delivered by each Borrower and each Lender (and that the Parent Guarantors shall have executed and delivered their confirmation and consent provided for on the signature pages hereto), in each case on or before April 15, 1998 and (ii) the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender or the Majority Lenders) in form and substance:

        (a)  New Notes.  A new promissory note for each Revolving Credit Lender,
             ---------
     delivered by the Borrowers in exchange for the Revolving Credit Note heretofore delivered to such Revolving Credit Lender, in substantially the form of Exhibit A-1 to the Credit Agreement, dated the date of the Revolving Credit Note being exchanged, payable to such Revolving Credit Lender in a principal amount equal to its Revolving Credit Commitment (as increased hereby) and otherwise duly completed. Each such promissory note (a "New Note") shall constitute a "Revolving Credit Note" under the Credit
         --------
     Agreement as amended hereby.

        (b)  Amendment No. 2 to Guarantee and Pledge Agreement.  Amendment
             -------------------------------------------------
     No. 2 to Guarantee and Pledge Agreement, executed and delivered by each Parent Guarantor and the Administrative Agent, in substantially the form attached hereto as Exhibit A.

        (c)  Other Documents.  Such other documents as the Administrative
             ---------------
     Agent or any Lender or special New York counsel to Chase may reasonably request.

  Section 5.  Confirmation of Security.  Each Borrower hereby confirms that the
              ------------------------
obligations of such Borrower under the Credit Agreement as amended by this Amendment No. 2 shall be entitled to the benefits of the collateral security provided for pursuant to the Security Agreement.

  Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement
              -------------
shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                        MEDIACOM CALIFORNIA LLC



                                        By________________________________
                                          Title:


                                        MEDIACOM DELAWARE LLC



                                        By________________________________
                                          Title:


                                        MEDIACOM ARIZONA LLC



                                        By________________________________
                                          Title:


                                    LENDERS
                                    -------


                                        THE CHASE MANHATTAN BANK



                                        By________________________________
                                          Title:


                                        FIRST UNION NATIONAL BANK



                                        By________________________________

                                          Title:



                                        BANK OF MONTREAL



                                        By________________________________
                                          Title:


                                        CIBC INC.



                                        By________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By________________________________
                                          Title:


                                        MELLON BANK, N.A.



                                        By________________________________
                                          Title:



                              ADMINISTRATIVE AGENT
                              --------------------


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent



                                        By________________________________

                                          Title:

                              DOCUMENTATION AGENT
                              -------------------


                                        FIRST UNION NATIONAL BANK, as
                                          Documentation Agent



                                        By________________________________
                                          Title:



                                        By________________________________
                                          Title:

  By their signatures below, each of the undersigned Parent Guarantors under the above-referenced Credit Agreement hereby consents to the foregoing Amendment No. 2 and confirms that the obligations of the Borrowers under said Credit Agreement as amended by said Amendment No. 2 shall constitute "Guaranteed Obligations" under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement.


MEDIACOM LLC                              MEDIACOM MANAGEMENT
                                            CORPORATION



By_____________________                   By_____________________
  Rocco B. Commisso, as                     Title:
    Manager

                                                                      SCHEDULE 1
                                                              to Amendment No. 2



                          Revolving Credit Commitments
                          ----------------------------



                                          Revolving
Lender                                    Credit Commitment
------                                    -----------------

The Chase Manhattan Bank                     $14,000,000

First Union National Bank                    $14,000,000

Bank of Montreal                             $10,500,000

CIBC Inc.                                    $10,500,000

The First National Bank of Chicago           $10,500,000

Mellon Bank, N.A.                            $10,500,000

                                                                       EXHIBIT A
                                                              to Amendment No. 2



                AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
                        GUARANTEE AND PLEDGE AGREEMENT

  AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED GUARANTEE AND PLEDGE AGREEMENT dated as of March 24, 1998, between MEDIACOM LLC, a limited liablity company duly authorized and validly existing under the laws of New York, and MEDIACOM MANAGEMENT CORPORATION, a corporation duly authorized and validly existing under the laws of Delaware (each, individually, a "Parent Guarantor" and,
                                             ----------------
collectively, the "Parent Guarantors"); and THE CHASE MANHATTAN BANK, as
                   -----------------
administrative agent (the "Administrative Agent") for the lenders (the
                           --------------------
"Lenders") party to the Second Amended and Restated Credit Agreement dated as of
 -------
June 24, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between Mediacom California LLC, Mediacom Delaware LLC,
 ----------------
Mediacom Arizona LLC (each, individually, a "Borrower", and, collectively, the
                                             --------
"Borrowers"), the Lenders and the Administrative Agent.
----------

  The Parent Guarantors and the Administrative Agent are party to a Second Amended and Restated Guarantee and Pledge Agreement dated as of June 24, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Guarantee and Pledge Agreement") pursuant to which the Parent Guarantors have
-------------------------------
agreed to guarantee the Guaranteed Obligations (as defined therein) and have pledged and granted a security interest in the Collateral (as so defined) as security for the Secured Obligations (as so defined), including, inter alia, the
                                                                 ----- ----
obligations of the Borrowers under the Credit Agreement. Majority Lenders, the Administrative Agent and the Parent Guarantors wish to amend the Guarantee and Pledge Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

  Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2,
              -----------
terms defined in the Guarantee and Pledge Agreement are used herein as defined therein.

  Section 2.  Amendments.  Upon the execution and delivery of this Amendment No.
              ----------
2 by the Parent Guarantors and the Administrative Agent, but effective as of the date hereof, the Guarantee and Pledge Agreement shall be amended as follows:

  2.01. References in the Guarantee and Pledge Agreement (including references to the Guarantee and Pledge Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Guarantee and Pledge Agreement as amended hereby.

  2.02. Section 1 of the Guarantee and Pledge Agreement is amended by inserting the following new definition in the appropriate alphabetical location:

        ""Senior Notes" shall mean, collectively, senior notes to be issued by
          ------------
     Mediacom in an aggregate principal amount up to $225,000,000, including any notes issued by Mediacom in exchange for such Senior Notes."

  2.03. Section 5.02 of the Guarantee and Pledge Agreement is amended by inserting the following proviso at the end thereof:

     ", provided that the foregoing shall not apply to (x) any indenture,
        --------
     agreement or other instrument entered into in connection with the issuance of the Senior Notes (subject to such indenture, agreement or other instrument being satisfactory in form and substance to the Majority Lenders) and (y) any other indenture, agreement or other instrument containing covenants not more restrictive in any instance than those applicable to the Senior Notes."

  Section 3.  Miscellaneous.  Except as herein provided, the Guarantee and
              -------------
Pledge Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                        MEDIACOM LLC



                                        By________________________________
                                          Title:


                                        MEDIACOM MANAGEMENT CORPORATION



                                        By________________________________


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent



                                        By________________________________
                                          Title: